Exhibit 10.27

委託代工合約書

增補合約

SUPPLEMENTAL AGREEMENT

TO THE OEM/ODM CONTRACT

本增補合約（下稱「本增補合約」）係由以下當事人於西元（以下同）2023年4月27日（下稱「生效日」）共同簽訂：

THIS SUPPLEMENTAL AGREEMENT is dated April 27, 2023 (the “Effective Date”) and made by and between:

(1)	源川國際股份有限公司（下稱「甲方」）；及

YMA Corporation (hereinafter referred to as “Party A”); and

(2)	東莞源川複合材料有限公司（下稱「乙方」）；

YMA Composite Materials (DG) Co., Ltd. (hereinafter referred to as “Party B”).

甲方及乙方分別稱「一方」，合稱「雙方」。

Each of Party A and Party shall hereinafter individually be referred to as a “Party” and collectively as the “Parties”.

緣，甲方及乙方於2023年4月18日簽訂委託代工合約書，由甲方委託乙方製造生產特定產品（下稱「委託代工合約書」）。

WHEREAS, Party A and Party B entered into an OEM/ODM Contract on April 18, 2023, under which Party A entrusts Party B to manufacture and produce specific products (the “OEM/ODM Contract”).

緣，雙方同意簽署本增補合約以修改委託代工合約書之相關條款。

WHEREAS, the Parties have agreed to enter into this Supplemental Agreement to amend certain provisions in the OEM/ODM Contract.

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基此，當事人謹同意並約定如下：

IT IS AGREED as follows:

1.	定義Definition

除本增補合約另有定義外，未定義之專有名詞應與委託代工合約書定義之名詞定義相同。

Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to such terms in the OEM/ODM Contract.

2.	修改Amendment

雙方同意，委託代工合約書應自生效日起依本條修改如下：

It is hereby agreed by the Parties that from and after the Effective Date, the OEM/ODM Contract shall be amended as set out below:

2.1	委託代工合約書第四條第1項（費用及付款方法）修改如下：

Item 1 of Article 4 (Fees and Payment) of the OEM/ODM Contract is hereby amended as follows:

「1. 代工標的物之製造生產費用如附件1（下稱「代工費用」）。代工費用於本委託代工合約書存續期間內得經雙方協議予以調整。

1. The manufacturing cost of the OEM/ODM subject matter is shown in Attachment 1 (hereinafter referred to as “OEM/ODM cost”). The OEM/ODM cost can be adjusted by mutual agreement during the duration of this OEM/ODM Contract.」

2.2	委託代工合約書第五條第1項（所有權歸屬）修改如下：

Item 1 of Article 5 (Ownership) of the OEM/ODM Contract is hereby amended as follows:

「1. 代工標的物之所有權於乙方依本合約及相關訂單所定之交付條件交付時移轉予甲方；在交付予甲方之前，乙方為代工標的物之所有權人。惟未經甲方書面同意，乙方無權將代工標的物之任何權利或權益轉讓予任何第三人。乙方應於代工標的物上明顯標示甲方為委託製造人，並註記零件品號，且不得以任何方式標示甲方以外之任何人之姓名或名稱。

1. The ownership of the subject matter of the OEM/ODM is transferred to Party A upon Party B’s delivery of the same according to the delivery terms stipulated in this contract and the related orders; before the delivery, Party B is the owner of the subject matter of the OEM/ODM. Notwithstanding the foregoing, Party B shall not have the right to transfer any rights or interests in the subject matter of OEM/ODM to any third party without Party A’s written consent. Party B shall clearly mark Party A as the entruster on the OEM/ODM subject matter, and mark the part number, and shall not mark the name of anyone other than Party A in any way.」

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2.3	委託代工合約書第五條第5項（所有權歸屬）修改如下：

Item 8 of Article 5 (Ownership) of the OEM/ODM Contract is hereby amended as follows:

「5. [本款刪除。]

5. [This item is deleted intentionally.]」

2.4	委託代工合約書第十四條第1項（合約期間及終止）修改如下：

Item 1 of Article 14 (Contract Period and Termination) of the OEM/ODM Contract is hereby amended as follows:

「1. 本合約自西元2023年04月18日起生效，為期5年。除經任一方於本合約存續期間屆滿90日前，以書面通知他方不續約外，本合約依原條件自動續約一年；其後亦同。

1. This contract will come into effect on April 18, 2023 and will last for 5 years. Unless any Party notifies the other Party in writing not to renew the contract 90 days before the expiration of this contract, this contract will be automatically renewed for one year according to the original conditions; the same applies thereafter.」

3.	語言Language

本增補合約係以中文及英文同時作成。若是中文及英文間有任何歧異時，應以中文為準。

This Supplemental Agreement shall be executed both in English and Chinese. In case of discrepancy between the English and Chinese versions, the Chinese version shall prevail.

4.	其他Miscellaneous

4.1	本增補合約經簽署後，構成委託代工合約書之一部分，並自生效日起生效。

When executed and delivered, this Supplemental Agreement shall constitute an integral part of the OEM/ODM Contract and shall take effect on the Effective Date.

4.2	本合約應依中華民國法律及命令解釋及適用。由本增補合約所生或與本增補合約有關之任何爭議，雙方同意以臺灣臺北地方法院為專屬第一審管轄法院。但如經雙方同意，合約爭議亦得提交仲裁解決；惟仲裁應於中華民國臺北市由中華民國仲裁協會依中華民國仲裁法及該協會之仲裁規則為之，且仲裁判斷是終局判斷，對雙方當事人具有約束力，無須法院裁定即得逕為強制執行。

This Supplemental Agreement shall be interpreted and applied in accordance with the laws and orders of the Republic of China. For any disputes arising from or related to this Supplemental Agreement, both parties agree that the Taiwan Taipei District Court shall be the exclusive court of first instance jurisdiction. However, if both parties agree, disputes in relation to this Supplemental Agreement may also be submitted to arbitration; however, the arbitration shall be conducted by the Arbitration Association of the Republic of China in Taipei City, Republic of China in accordance with the Arbitration Law of the Republic of China and the Arbitration Rules of the Association, and the judgment of the arbitration shall be the final judgment, and shall not be affected by both Parties. The Parties are binding and can be enforced directly without a court ruling.

4.3	本增補合約正本壹式貳份，由甲乙雙方各執乙份為憑。

There are two original copies of this Supplemental Agreement, and each party holds one copy as evidence.

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SIGNATURE PAGE

甲方

Party A

源川國際股份有限公司

YMA Corporation

/s/ YMA CORPORATION

姓名：

Name:

職稱：

Title:

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乙方

Party b

東莞源川複合材料有限公司

YMA Composite Materials (DG) Co., Ltd.

/s/ YMA COMPOSITE MATERIALS (DG) CO., LTD

姓名：

Name:

職稱：

Title:

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